Exhibit 10.3

SUBSCRIPTION AGREEMENT

This Subscription Agreement is entered into and dated as of _______________, 2018 (this "Agreement"), by and among SMTC Corporation, a Delaware corporation with offices located at _________________________ (the "Company") and the Subscribers identified on the Schedule of Subscribers attached hereto (each, a "Subscriber" and, together, the "Subscribers"). Capitalized terms not defined below shall have the meaning as set forth in Section 1.1.

RECITALS

A.       The Company and each Subscriber is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act.

B.       The Company is a borrower under that certain Financing Agreement, dated as of the date hereof, by and among the Company and certain of its subsidiaries, as borrowers, certain subsidiaries of the Company, as guarantors, the lenders from time to time party thereto, and TCW Asset Management Company LLC ("TCW"), as administrative agent for the lenders thereunder, and as collateral agent for the lenders thereunder (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Financing Agreement").

C.       To induce the Subscribers (or Affiliates thereof) to enter into the Financing Agreement, the Company wishes to issue, upon the terms and conditions stated in this Agreement, a warrant to acquire up to that aggregate number of shares of Common Stock set forth opposite such Subscriber's name in column (3) on the Schedule of Subscribers, in the form attached hereto as Exhibit A (the "Warrants") (as exercised, collectively, the "Warrant Shares"), subject to adjustment for any stock split, stock dividend, stock combination, reclassification or similar transaction.

D.       Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

E.       The Warrants and the Warrant Shares are collectively referred to herein as the "Securities."

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Subscriber, severally and not jointly, agree as follows:

ARTICLE I.
DEFINITIONS

1.1              Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

"Affiliate" shall have the meaning ascribed to such term in Rule 405 of the Securities Act.

"Business Day" means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

"Common Stock" means (i) the Company's shares of Common Stock, par value $0.01 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification, reorganization or recapitalization of such Common Stock.

"Designee" means TCW.

"Eligible Market" means the Principal Market, the NYSE American, The Nasdaq Global Select Market, The Nasdaq Capital Market or The New York Stock Exchange, Inc.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Exchange Rate" means, in relation to any amount of currency to be converted into U.S. dollars pursuant to the Transaction Documents, the U.S. dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

"Governmental Authority" shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, provincial, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, commissioner, bureau, tribunal, instrumentality, official, ministry, fund, foundation, center, organization, board, unit, body or Person and any court or other tribunal); or (d) regulatory or self-regulatory organization (including the Principal Market or other applicable Eligible Market).

"Lien" means any mortgage, deed of trust, lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Principal Market" means The Nasdaq Global Market.

"Proceeding" means an action, claim, suit, inquiry, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the Company's knowledge, threatened in writing.

"Registration Statement" has the meaning as set forth in the Registration Rights Agreement.

"Required Holders" means the holders of Warrants representing at least a majority of the number of shares of Common Stock issuable upon exercise of the Warrants then outstanding and shall include the Designee so long as the Designee or any of its Affiliates holds any Warrants.

"SEC Reports" shall mean all reports, schedules, forms, applications and other documents, together with any amendments required to be made with respect thereto, required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such materials).

"Subsidiary" has the meaning as set forth in the Financing Agreement.

"Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

"Transaction Documents" means this Agreement, the Warrants, the Registration Rights Agreement and any other documents, certificates or agreements executed or delivered in connection with the transactions contemplated hereby.

ARTICLE II.
PURCHASE AND SALE

2.1              Purchase and Sale of the Securities. Subject to the terms and conditions of this Agreement, each Subscriber agrees, severally and not jointly, to purchase from the Company, and the Company agrees to sell and issue to each Subscriber, at the Closing, such Warrants to acquire up to that aggregate number of Warrant Shares as is set forth opposite such Subscriber's name in column (3) on the Schedule of Subscribers.

2.2              Closing. The issuance of the Warrants pursuant to the terms of this Agreement (the "Closing") shall take place at the offices of _______________, _________________________, at 10:00 a.m. (New York City time) on the date hereof, or at such other time and place as the Company and the Subscribers mutually agree upon in writing (the "Closing Date").

2.3              Issue Price. The parties hereto (i) acknowledge and agree that, for U.S. federal income tax purposes, (A) the Term Loans (as that term is defined in the Financing Agreement) and the Warrants constitute an "investment unit" and (B) the issue price of the Term Loans is $[•] and the issue price of the Warrant is $[•]; and (ii) shall not take any position contrary to the preceding clause (i) for U.S. federal income tax and all other purposes.

2.4              Form of Payment. On the Closing Date, the Company shall deliver to each Subscriber a Warrant pursuant to which such Subscriber shall have the right to acquire up to such aggregate number of Warrant Shares as is set forth opposite such Subscriber's name in column (3) of the Schedule of Subscribers, duly executed on behalf of the Company and registered in the name of such Subscriber or its designee.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1              Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be made as of such date) to each of the Subscribers, except as set forth in the Schedules delivered herewith:

(a)              Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its respective obligations hereunder and thereunder. Other than the Required Approvals (as defined in Section 3.1(c)), the execution and delivery by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereunder and thereunder have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, or its board of directors or stockholders. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company, and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(b)             No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrants and the Warrant Shares and the reservation for issuance of the Warrant Shares) do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any Governmental Authority to which the Company or a Subsidiary is subject (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of clause (ii) or (iii) above, as would not, reasonably be expected to, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the operations, properties, results of operations, assets, prospects, business, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's authority or ability to perform fully on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").

(c)              Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization, permit or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing by the Company of a Notice of Sale of Securities on Form D with the Commission under Regulation D and state and applicable Blue Sky filings, the filing of any requisite notices and/or applications(s) to the Principal Market for the issuance and sale of the Warrants and the issuance of the Warrant Shares upon exercise of the Warrants and the listing of the Warrant Shares for trading thereon (collectively, the "Required Approvals"). All Required Approvals have been obtained or effected on or prior to the Closing Date, and neither the Company nor any Subsidiary are aware of any facts or circumstances which might prevent the Company or any Subsidiary from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably be expected to result in the delisting or suspension of the Common Stock in the foreseeable future.

(d)             Issuance of the Securities. The issuance of the Warrants is duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, Liens and charges with respect to the issue thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 125% of the maximum number of Warrant Shares issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein). Upon exercise in accordance with the Warrants, the Warrant Shares when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, Liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock (as set forth in the applicable charter documents). Subject to the accuracy of the representations and warranties of the Subscribers in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

(e)              Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company has been set forth in the SEC Reports and has changed since the date set forth in the most recent applicable SEC Report only to reflect exercises of stock options and other convertible securities that have not been required to be reported by the Company under the Exchange Act. Without limiting the foregoing, as of the date hereof, immediately prior to the issuance of the Warrants, the authorized capital stock of the Company consists of (i) __________ shares of Common Stock, of which __________ shares are issued and outstanding, __________ shares are reserved for issuance pursuant to issued and outstanding options and __________ shares are reserved for issuance pursuant to securities (other than the aforementioned options) exercisable or exchangeable for, or convertible into, shares of Common Stock; and (ii) __________ shares of preferred stock, par value $0.01 per share ("Preferred Stock"), of which __________ shares are designated Series A Preferred Stock, and none of which is outstanding. Other than as stated in the immediately preceding sentence, the Company does not have any outstanding securities that are exercisable or exchangeable for, or convertible into, shares of Common Stock. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. The Company does not have any stock appreciation rights, "phantom stock" plans or agreements or any similar plan or agreement.

(f)              Certain Fees. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Subscribers shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Subscriber pursuant to written agreements executed by such Subscriber which fees or commissions shall be the sole responsibility of such Subscriber, if any) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Subscribers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

(g)              Private Placement; No Integrated Offering; No General Solicitation; No Disqualification Events. Assuming in part the accuracy of each Subscriber's representations and warranties set forth in Section 3.2(c)-(g), (i) no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers under the Transaction Documents, and (ii) the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market. Assuming in part the accuracy of the Subscribers' representations and warranties set forth in Section 3.2, neither the Company, the Subsidiaries, any of their respective affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise or cause this offering of the Securities to require approval of stockholders of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Neither the Company, the Subsidiaries nor their affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act ("Regulation D Securities"), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale, nor any other Person covered by Rule 506(d) (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is or has been subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has determined that no Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Subscribers a copy of any disclosures provided thereunder. No Person has been or will be paid (directly or indirectly) remuneration for solicitation of Subscribers or potential purchasers in connection with the sale of any Regulation D Securities.

(h)             Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including any distribution under a rights agreement, or similar arrangement or plan ) or other similar anti-takeover provision under the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents or the laws of its jurisdiction of incorporation that is or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Subscribers' ownership of the Securities. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any Subsidiary.

(i)               Registration Eligibility. The Company is eligible to register the Registrable Securities for resale by the Subscribers using Form S-3 promulgated under the Securities Act.

(j)               Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Subscriber hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(k)             Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(l)               Investment Company Status. Neither the Company nor any Subsidiary is, and upon consummation of the sale of the Securities, and for so long any Subscriber holds any Securities, will be, an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

(m)           U.S. Real Property Holding Corporation. The Company is not, has never been, and so long as any Securities remain outstanding, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Code and the Company shall so certify upon any Subscriber's request.

(n)             Dilutive Effect. The Company understands and acknowledges that the number of Warrant Shares issuable pursuant to terms of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Warrant Shares pursuant to the terms of the Warrants in accordance with this Agreement and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(o)             Loan Documents. The Company hereby acknowledges and agrees that each of the Transaction Documents constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by the Company under or in connection with any Transaction Document shall have been untrue, false or misleading in any material respect when made, or (ii) the Company shall fail to perform or observe any term, covenant or agreement contained in any Transaction Document.

3.2              Representations and Warranties of the Subscribers. Each Subscriber hereby, as to itself only and for no other Subscriber, represents and warrants as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be made as of such date) to the Company as follows:

(a)              Organization; Authority. Such Subscriber is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Subscriber of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of such Subscriber. Each of the Transaction Documents to which such Subscriber is a party has been duly executed by such Subscriber and, when delivered by such Subscriber in accordance with terms hereof, will constitute the valid and legally binding obligation of such Subscriber, enforceable against it in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(b)             No Conflicts. The execution, delivery and performance of the Transaction Documents by such Subscriber and the consummation by such Subscriber of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of such Subscriber's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Subscriber is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any Governmental Authority to which such Subscriber is subject (including, without limitation, foreign, federal and state securities laws and regulations); except in the case of clause (ii) or (iii) above, as would not, reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Subscriber to perform its obligations thereunder.

(c)              Investment Intent. Such Subscriber is acquiring the Securities as principal for its own account for investment purposes and not with a view to distributing or reselling such Securities or any part thereof in violation of applicable securities laws, without prejudice, however, to such Subscriber's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Subscriber to hold the Securities for any period of time. Such Subscriber understands that the Securities have not been registered under the Securities Act, and therefore the Securities may not be sold, assigned or transferred unless pursuant to (ian effective registration statement under the Securities Act with respect thereto or (iian available exemption from the registration requirements of the Securities Act.

(d)             Subscriber Status. At the time such Subscriber was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrants (other than pursuant to a cashless exercise), it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

(e)              Experience of such Subscriber. Such Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f)              General Solicitation. Such Subscriber is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to such Subscriber's knowledge, any other general solicitation or general advertisement.

(g)              Access to Data. Such Subscriber has received and reviewed information about the Company and has had an opportunity to discuss the Company's business, management and financial affairs with its management and to review the Company's facilities. Such Subscriber acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The foregoing, however, does not limit or modify the representations and warranties made by the Company in this Agreement or any other provision in this Agreement or the right of the Subscribers to rely thereon. Such Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(h)             Transfer or Resale. Such Subscriber understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Subscriber shall have delivered to the Company (if requested by the Company) an opinion of counsel to such Subscriber, reasonably satisfactory to the Company as to such counsel and to the form of opinion, to the effect that such Securities may be sold, assigned or transferred without registration under the applicable requirements of the Securities Act; provided, however, that Schulte Roth & Zabel LLP shall be deemed reasonably satisfactory to the Company; provided, further, that no such opinion shall be required to sell, assign or otherwise transfer all or any portion of such Securities to an Affiliate of the holder of the Securities, or (C) such Subscriber provides the Company with assurance reasonably satisfactory to the Company that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto) (collectively, "Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(i)               Reliance on Exemptions. Such Subscriber understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Subscriber's compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire the Securities.

(j)               No Governmental Review. Such Subscriber understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(k)             Legends. Such Subscriber understands that the certificates or other instruments representing the Warrants and, until such time as the resale of the Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company ("DTC"), if (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, reasonably satisfactory to the Company as to such counsel and to the form of opinion, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act; provided, however, that _______________ shall be deemed reasonably satisfactory to the Company; provided, further, that no such opinion shall be required to sell, assign or otherwise transfer all or any portion of such Securities to an Affiliate of the holder of the Securities, or (iii) the Securities can be sold, assigned or transferred pursuant to Rule 144. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance. If the Company shall fail for any reason or for no reason to issue to the holder of the Securities within two (2) Trading Days (as defined in the Warrants) after the occurrence of any of (i) through (iii) above (the initial date of such occurrence, the "Legend Removal Date" and such failure, a "Legend Removal Failure"), a certificate without such legend to such holder or to issue such Securities to such holder by electronic delivery at the applicable balance account at DTC, then, in addition to all other remedies available to such holder, if on or after such Trading Day the holder purchases (in an open market transaction or otherwise) Common Stock relating to the applicable Legend Removal Failure (a "Legend Buy-In"), then the Company shall, within two (2) Trading Days after the holder's request and in the holder's discretion, either (i) pay cash to the holder in an amount equal to the holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased (the "Legend Buy-In Price"), at which point the obligation of the Company to deliver such unlegended Securities shall terminate, or (ii) promptly honor its obligation to deliver to the holder such unlegended Securities as provided above and pay cash to the holder in an amount equal to the excess (if any) of the Legend Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Legend Removal Date and ending on the date the Company makes the applicable cash payment.

The Company acknowledges and agrees that no Subscriber makes or has made any representations or warranties with respect to the transactions contemplated hereby or by any other Transaction Document other than those specifically set forth in Section 3.2.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1              Register; Pledge.

(a)              The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for each series of the Warrants in which the Company shall record the name and address of the Person in whose name the Warrants have been issued (including the name and address of each transferee) the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Subscriber or its legal representatives.

(b)             The Company acknowledges and agrees that a Subscriber may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement secured by the Securities and, if required under the terms of such agreement, such Subscriber may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Subscriber's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

4.2              Integration. The Company shall not, and shall use its reasonable best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Subscribers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the Principal Market.

4.3              Reservation and Listing of Securities. So long as any Subscriber owns any Warrants, the Company shall take all action necessary to at all times after the date hereof have authorized, and reserved for the purpose of issuance, no less than: (x) prior to the earlier to occur of the Authorized Capital Increase Stockholder Approval Date and the Authorized Capital Increase Stockholder Meeting Deadline (each as defined in Section 4.5(a)), 125% of the number of shares of Common Stock issuable upon exercise of the Warrants then outstanding (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants but taking into account any increase in the number of Warrant Shares pursuant to Section 2(a) and/or Section 2(c) of the Warrants) and (y) on or after the earlier to occur of the Authorized Capital Increase Stockholder Approval Date and the Authorized Capital Increase Stockholder Meeting Deadline, 150% of the number of shares of Common Stock issuable upon exercise of the Warrants then outstanding (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants but taking into account any increase in the number of Warrant Shares pursuant to Section 2(a) and/or Section 2(c) of the Warrants) (the number of shares of Common Stock required to be reserved for issuance upon exercise of the Warrants set forth in clause (x) or (y), as applicable, the "Required Reserve Amount"). If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under Section 3.1(d) and this Section 4.3, in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount. The Company shall, as applicable (iprepare and timely file with the Principal Market an additional shares listing application covering all of the shares of Common Stock issued or issuable under the Transaction Documents, (ii) use reasonable best efforts to cause such shares of Common Stock to be approved for listing on the Principal Market as soon as practicable thereafter, (iii) provide to the Subscribers evidence of such listing, and (iv) use reasonable best efforts to maintain the listing of such Common Stock on the Principal Market or another Eligible Market.

4.4              Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Subscribers. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Subscribers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Subscribers on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable "Blue Sky" laws), and the Company shall comply with all applicable federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Subscribers.

4.5              Stockholder Approvals.

(a)              Authorized Capital Increase Approval. The Company shall provide each stockholder entitled to vote at the Company's next annual meeting of stockholders of the Company (the "Authorized Capital Increase Stockholder Meeting"), which shall occur on or prior to August 31, 2019 (the "Authorized Capital Increase Stockholder Meeting Deadline"), a proxy statement, in a form reasonably acceptable to the Subscribers after review by _______________, at the expense of the Company in an amount not to exceed $5,000, soliciting each such stockholder's affirmative vote at the Authorized Capital Increase Stockholder Meeting for approval of resolutions (the "Authorized Capital Increase Resolutions") providing for the increase of the authorized shares of Common Stock by not less than 25% of the maximum number of Warrant Shares issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants but taking into account any increase in the number of Warrant Shares pursuant to Section 2(a)) (such affirmative approvals being referred to herein, collectively, as the "Authorized Capital Increase Approval" and the date such approval is obtained, the "Authorized Capital Increase Approval Date"). The Company shall use its reasonable best efforts to solicit its stockholders' approval of such Authorized Capital Increase Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Authorized Capital Increase Resolutions. The Company shall be obligated to use its reasonable best efforts to obtain the Authorized Capital Increase Approval by the Authorized Capital Increase Stockholder Meeting Deadline.

(b)             Nasdaq Stockholder Approval. In the event the number of shares of Common Stock issued and issuable upon exercise of the Warrants exceed 3,462,192 shares of Common Stock (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof) (the "Nasdaq Stockholder Meeting Trigger Event"), the Company shall provide each stockholder entitled to vote at: (x) the Company's next annual meeting of stockholders of the Company if such meeting is less than six (6) months away from the occurrence of the Nasdaq Stockholder Meeting Trigger Event, or, (y) if the Company's next annual meeting is more than six (6) months away from the occurrence of the Nasdaq Stockholder Meeting Trigger Event, at a special meeting, which shall be called as promptly as practicable after the date hereof, but in no event later than ninety (90) days after such date, or such later date as agreed by the Company and the Required Holders (the meeting set forth in clause (x) or (y), as applicable, the "Nasdaq Stockholder Meeting" and the deadline for the meeting set forth in clause (x) or (y), as applicable, the "Nasdaq Stockholder Meeting Deadline"), a proxy statement, in a form reasonably acceptable to the Subscribers after review by Schulte Roth & Zabel LLP, at the expense of the Company in an amount not to exceed $5,000, soliciting each such stockholder's affirmative vote at the Nasdaq Stockholder Meeting for approval of resolutions (the "Nasdaq Resolutions") providing for the issuance of all of the Warrant Shares (without regard to any limitation or restriction on the exercise of Warrants set forth therein) as described in the Transaction Documents and in accordance with applicable law, the provisions of the Company's certificate of incorporation and bylaws and the rules and regulations of the Principal Market without giving effect to the Exchange Cap provisions set forth in the Warrants (such affirmative approvals being referred to herein, collectively, as the "Nasdaq Stockholder Approval" and the date such approval is obtained, the "Nasdaq Stockholder Approval Date"). The Company shall use its reasonable best efforts to solicit its stockholders' approval of such Nasdaq Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Nasdaq Resolutions. The Company shall be obligated to use its reasonable best efforts to obtain the Nasdaq Stockholder Approval by the Nasdaq Stockholder Meeting Deadline.

4.6              Indemnification. In consideration of each Subscriber's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Subscriber and each other holder of the Securities and all of their shareholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of such Subscriber or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. For the avoidance of doubt, clauses (a) and (b) of the preceding sentence are intended to apply, and shall apply, to direct claims asserted by any Subscriber against the Company as well as any third party claims asserted by an Indemnitee (other than a Subscriber) against the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 4.6 shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

4.7              Stockholders Rights Plan. The Company hereby acknowledges and agrees that: (i) each Subscriber and each transferee of any Subscriber's Warrant is an "Exempt Person" (or any similar term) under the Company's Tax Benefits Preservation Plan, dated as of December 29, 2014, by and between the Company and Computershare Inc., as rights agent, as such plan may be amended from time to time, or any other stockholders rights plan or similar plan or arrangement hereafter adopted by the Company intended to protect the tax benefits to the Company presented by the Company's net operating losses ("NOLs") by deterring any person from acquiring shares of Common Stock (or any interest therein) if such acquisition would result in a stockholder (or several stockholders, in the aggregate, who hold their stock as a "group" under the federal securities laws) beneficially owning 4.99% or more of the then-outstanding shares of Common Stock, and (ii) no Subscriber could be deemed to trigger the provisions of any such plan or arrangement by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Subscribers.

ARTICLE V.
CLOSING DELIVERABLES

5.1              Closing Deliverables of the Company. At the Closing, the Company shall deliver to the Investors the following:

(a)              Officer's Certificate. The representations and warranties of the Company shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Subscriber shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to (x) the foregoing effect, (y) the resolutions consistent with Section 3.1(a) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Subscriber and (z) the incumbency and specimen signature of each officer of the Company who may sign this Agreement and the other Transaction Documents, and as to such other matters as may be reasonably requested by such Subscriber in the form attached hereto as Exhibit C.

(b)             Transaction Documents. The Company shall have duly executed and delivered to such Subscriber (A) each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Subscriber and (B) such Warrants (for such aggregate number of shares of Common Stock as is set forth across from such Subscriber's name in column (3) of the Schedule of Subscribers).

(c)              Legal Opinion. Such Subscriber shall have received the opinion of Perkins Coie LLP, the Company's outside counsel, dated as of the Closing Date, in the form attached hereto as Exhibit D.

ARTICLE VI.
MISCELLANEOUS

6.1              Fees and Expenses. The Company shall reimburse TCW or its designee(s) (in addition to any other expense amounts paid to any Subscriber prior to the date of this Agreement) for all reasonable actual costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all reasonable legal fees and disbursements in connection therewith and documentation and implementation of the transactions contemplated by the Transaction Documents) on or prior to the Closing, which amount shall be paid by the Company at the Closing. The Company shall pay, and hold each Subscriber harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any payment, including, without limitation, any placement agent's fees, financial advisory fees, or broker's commissions (other than for any Persons engaged by any Subscriber) relating to or arising out of the transactions contemplated hereby. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Subscribers.

6.2              Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Subscribers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders, and any amendment to this Agreement made in conformity with the provisions of this Section 6.2 shall be binding on all Subscribers and holders of Securities. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. The Company has not, directly or indirectly, made any agreements with any Subscribers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement and the Financing Agreement, no Subscriber has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents or holders of the Warrants, as the case may be.

6.3              Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon delivery, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice) or (iv) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Company:	Telephone: Attention: Email:

With a copy (for information purposes only) to:	Telephone: Facsimile: Attention: Email:

If to the Transfer Agent	Telephone: Attention: Email:
If to a Subscriber:	To its address and facsimile number set forth on the Schedule of Subscribers, with copies to such Subscriber's representatives as set forth on the Schedule of Subscribers.
With a copy (for information purposes only) to:	Telephone: Facsimile: Attention: Email:

or such other address as may be designated in writing hereafter, in the same manner, by such Person by two (2) Business Days' prior notice to the other party in accordance with this Section 6.3. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine or email transmission containing the time, date, recipient facsimile number or e-mail address and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

6.4              Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

6.5              Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Subscribers. Any Subscriber may assign its rights under this Agreement to any Person to whom such Subscriber assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof and of the applicable Transaction Documents that apply to the "Subscribers." Notwithstanding anything to the contrary herein, Securities may be pledged to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

6.6              No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee is an intended third party beneficiary of Section 4.6 and may enforce the provisions of such Sections directly against the parties with obligations thereunder.

6.7              Governing Law; Venue; Process Agent; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (except for matters governed by corporate law in the State of Delaware), without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this agreement (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement). Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby appoints _______________ (the "Process Agent"), with an office on the date hereof at _________________________, as its agent to receive on its behalf service of the summons and complaint and any other process which may be served in any action or proceeding described above.  Such service may be made by mailing or delivering a copy of such process to the Company, in care of the Process Agent at the address specified above for the Process Agent, and the Company hereby authorizes and directs the Process Agent to accept such service on its behalf. The Company covenants and agrees that, for so long as it shall be bound under this Agreement or any other Transaction Document, it shall maintain a duly appointed agent for the service of summons and other legal process in New York, New York, United States of America, for the purposes of any legal action, suit or proceeding brought by any party in respect of this Agreement or such other Transaction Document and shall keep the Subscribers advised of the identity and location of such agent.  If for any reason there is no authorized agent for service of process in New York, the Company irrevocably consents to the service of process out of the said courts by mailing copies thereof by registered United States air mail postage prepaid to it at its address specified in Section 6.3.  Nothing in this Section 6.7 shall affect the right of any Subscriber to (i) commence legal proceedings or otherwise sue the Company in the country in which it is domiciled or in any other court having jurisdiction over the Company or (ii) serve process upon the Company in any manner authorized by the laws of any such jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

6.8              Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and/or exercise of the Securities, as applicable.

6.9              Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) filed of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature page were an original thereof.

6.10          Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

6.11          Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Subscriber exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Subscriber may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.12          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Subscribers and the Company will be entitled to specific performance under the Transaction Documents. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Subscribers. The Company therefore agrees that the Subscribers shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

6.13          Payment Set Aside. To the extent that the Company makes a payment or payments to any Subscriber hereunder or pursuant to any of the other Transaction Documents or any Subscriber enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company or any Subsidiary by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.14          Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6.15          Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.16                         Currency. All amounts set forth in the Transaction Documents that refer to dollars or $ shall refer to U.S. dollars. All amounts denominated in other currencies shall be converted in the U.S. dollar equivalent amount in accordance with the Exchange Rate on the date of calculation.

6.17                         Judgment Currency.

(a)                If for purposes of obtaining or enforcing judgment against the Company in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency, a "Judgment Currency") an amount due in U.S. Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Business Day immediately preceding:

(i)     the date of actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or

(ii)   the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 6.17 being hereinafter referred to as the "Judgment Conversion Date").

(b)               If, in the case of any proceeding in the court of any jurisdiction referred to in Section 16.7(a)(ii) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the applicable judgment order at the Exchange Rate prevailing on the Judgment Conversion Date.

(c)                Any amount due from the Company under this section shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement.

6.18       Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to the Transaction Documents, such payment shall be made in lawful money of the United States via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and such Subscriber's wire transfer instructions; provided that such Subscriber may elect to receive a payment of cash by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Subscribers, shall initially be as set forth on the Schedule of Subscribers attached to the Subscription Agreement). Whenever any amount expressed to be due by the terms of this Warrant is due on any day which is not a Trading Day, the same shall instead be due on the next succeeding day which is a Trading Day.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each Subscriber and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:
SMTC CORPORATION By:_________________________________ Name: Title:

IN WITNESS WHEREOF, each Subscriber and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

[TCW] By:_________________________________ Name: Title:

[Subscription Agreement]

SCHEDULE OF SUBSCRIBERS

(1)	(2)	(3)	(4)

Subscriber	Address and Facsimile Number	Number of Warrant Shares	Legal Representative's Address and Facsimile Number

Total:

EXHIBIT A

[FORM OF WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

SMTC CORPORATION

Warrant To Purchase Common Stock

Warrant No.:

Number of Shares of Common Stock:_____________

Date of Issuance: [__________], 2018 ("Issuance Date")

SMTC Corporation, a Delaware corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [_______________], the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date, (as defined below), [_______________] (_______________)fully paid nonassessable shares of Common Stock, subject to adjustment as provided herein (the "Warrant Shares"). Except as otherwise defined herein, capitalized terms in this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, this "Warrant"), shall have the meanings set forth in Section 18. This Warrant is one of the Warrants to purchase Common Stock (the "Lender Warrants") issued pursuant to Section 1 of that certain Subscription Agreement, dated as of November [•], 2018 (the "Subscription Date"), by and among the Company and the investors (the "Subscribers") referred to therein (the "Subscription Agreement"). Capitalized terms used herein and not otherwise defined shall have the definitions ascribed to such terms in the Subscription Agreement.

1.EXERCISE OF WARRANT.

(i)Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder at any time or times on or after the Issuance Date, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), of the Holder's election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") in cash by wire transfer of immediately available funds or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). No ink-original Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice be required. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first (1st) Trading Day following the date on which the Holder has delivered an Exercise Notice to the Company, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder and the Company's transfer agent (the "Transfer Agent"). On or before the earlier of (i) the second (2nd) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period, in each case, following the date on which the Holder has delivered the Exercise Notice to the Company, so long as the Holder delivers the Aggregate Exercise Price (or notice of a Cashless Exercise) on or prior to the first (1st) Trading Day following the date on which the Holder has delivered the Exercise Notice to the Company (a "Share Delivery Date") (provided that if the Aggregate Exercise Price has not been delivered by such date, the applicable Share Delivery Date shall be one (1) Trading Day after the Aggregate Exercise Price (or notice of a Cashless Exercise) is delivered), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program and (A) the Warrant Shares are subject to an effective resale registration statement in favor of the Holder or (B) if exercised via Cashless Exercise, at a time when Rule 144 would be available for immediate resale of the Warrant Shares by the Holder, credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if (A) the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or (B) the Warrant Shares are not subject to an effective resale registration statement in favor of the Holder and, if exercised via Cashless Exercise, at a time when Rule 144 would not be available for immediate resale of the Warrant Shares by the Holder, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise. The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the issuance of Warrant Shares via DTC, if any, including without limitation for same day processing. Upon delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder's DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than four (4) Trading Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares issuable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but rather the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. The Company's obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination.

Exercise Price. For purposes of this Warrant, "Exercise Price" means $0.01, subject to adjustment as provided herein.

(ii)Company's Failure to Timely Deliver Securities. If the Company shall fail for any reason or for no reason to issue to the Holder on or prior to the applicable Share Delivery Date either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company's share register or if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, to credit the Holder's balance account with DTC, for such number of shares of Common Stock to which the Holder is entitled upon the Holder's exercise of this Warrant or (II) if the Registration Statement (as defined in the Registration Rights Agreement) covering the resale of the Warrant Shares that are the subject of the Exercise Notice (the "Unavailable Warrant Shares") is not available for the resale of such Unavailable Warrant Shares and the Company fails to promptly, but in no event later than as is required pursuant to the Registration Rights Agreement (x) so notify the Holder and (y) deliver the Warrant Shares electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit / Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a "Notice Failure" and together with the event described in clause (I) above, an "Exercise Failure"), then, in addition to all other remedies available to the Holder, the Holder, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the voiding of an Exercise Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise. In addition to the foregoing, if on or prior to the applicable Share Delivery Date either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company's share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder's exercise hereunder or pursuant to the Company's obligation pursuant to clause (ii) below or (II) a Notice Failure occurs, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock relating to the applicable Exercise Failure (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock with respect to the Buy-In (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) or credit the Holder's balance account with DTC for such shares of Common Stock shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit the Holder's balance account with DTC, as applicable, and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the date of delivery of the applicable Exercise Notice and ending on the applicable Share Delivery Date. Nothing herein shall limit the Holder's right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of this Warrant as required pursuant to the terms hereof.

Cashless Exercise. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x B) - (A x C)

D

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the arithmetic average of the Closing Sale Prices of the Common Stock for the five (5) consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

D = the Closing Sale Price of the Common Stock on the date of the Exercise Notice

For purposes of Rule 144(d) promulgated under the Securities Act, as in effect on the date hereof, the Company hereby acknowledges and agrees that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement. The Company agrees not to take any position contrary to this Section 1(d).

Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

(iii)       Limitations on Exercises.

(a)Beneficial Ownership. Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the "Maximum Percentage") of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including the other Lender Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f)(i). For purposes of this Section 1(f)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission (the "SEC"), as the case may be, (y) a more recent public announcement by the Company or (3) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the "Reported Outstanding Share Number"). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder's beneficial ownership, as determined pursuant to this Section 1(f)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the "Reduction Shares") and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Trading Days confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder's and the other Attribution Parties' aggregate beneficial ownership exceeds the Maximum Percentage (the "Excess Shares") shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Lender Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f)(i) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

(b)Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant and the Holder shall not have the right to receive upon exercise of this Warrant any shares of Common Stock, to the extent the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon exercise of the Lender Warrants without breaching the Company's obligations under the rules or regulations of the Principal Market (the "Exchange Cap"), except that such limitation shall not apply in the event that the Company obtains the approval of its shareholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount. Until such approval is obtained, no Subscriber shall be issued in the aggregate, upon exercise of any Lender Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the total number of shares of Common Stock underlying the Lender Warrant issued to such Subscriber pursuant to the Subscription Agreement on the Issuance Date and the denominator of which is the aggregate number of shares of Common Stock underlying the Lender Warrants issued to the Subscribers pursuant to the Subscription Agreement on the Issuance Date (with respect to each Subscriber, the "Exchange Cap Allocation"). In the event that any Subscriber or transferee of Warrants shall sell or otherwise transfer any of the Holder's Lender Warrants such transferee shall be allocated a pro rata portion of such Subscriber's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Lender Warrants shall exercise all of such holder's Lender Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder's Exchange Cap Allocation, then the difference between such holder's Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Lender Warrants on a pro rata basis in proportion to the number of shares of Common Stock underlying the Lender Warrants then held by each such holder. In the event that the Company is prohibited from issuing any Warrant Shares for which an Exercise Notice has been received as a result of the operation of this Section 1(f)(ii) after the Company failed to obtain the Nasdaq Stockholder Approval (as defined in the Subscription Agreement) on or prior to the Nasdaq Stockholder Meeting Deadline (as defined in the Subscription Agreement) pursuant to Section 4.5(b) of the Subscription Agreement, then, unless the Holder elects to void such exercise, in exchange for cancellation of the applicable number of Warrant Shares that is subject to such Exercise Notice, the Holder may require the Company to pay to the Holder within three (3) Trading Days of the applicable exercise, cash by wire transfer of immediately available funds, which cash amount for each share of Common Stock that the Company is unable to deliver pursuant to this Section 1(f)(ii) shall be equal to the highest trading price of the Common Stock in effect at any time during the period beginning on the applicable date of the applicable Exercise Notice and ending on the date the Company makes the payment provided for in this sentence.

(iv)Insufficient Authorized Shares. If at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant at least a number of shares of Common Stock equal to: (x) prior to the earlier to occur of the Authorized Capital Increase Approval Date (as defined in the Subscription Agreement) and the Authorized Capital Increase Stockholder Meeting Deadline (as defined in the Subscription Agreement), 125% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of this Warrant then outstanding, including after giving effect to Section 2(a) and/or Section 2(c) of this Warrant and (y) on or after the earlier to occur of the Authorized Capital Increase Approval Date and the Authorized Capital Increase Stockholder Meeting Deadline, 150% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of this Warrant then outstanding, including after giving effect to Section 2(a) and/or Section 2(c) of this Warrant (the number of shares of Common Stock required to be reserved for issuance upon exercise of the Warrants set forth in clause (x) or (y), as applicable, the "Required Reserve Amount" and the failure to have such sufficient number of authorized and unreserved shares of Common Stock, an "Authorized Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant then outstanding, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 1(g), in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use reasonable best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. In the event that upon any exercise of this Warrant, the Company does not have sufficient authorized shares to deliver in satisfaction of such exercise, then unless the Holder elects to void such attempted exercise, in exchange for cancellation of the applicable number of Warrant Shares that is subject to such Exercise Notice the Holder may require the Company to pay to the Holder within three (3) Trading Days of the applicable exercise, cash by wire transfer of immediately available funds, which cash amount for each share of Common Stock that the Company is unable to deliver pursuant to this Section 1(g) shall be equal to the highest trading price of the Common Stock in effect at any time during the period beginning on the applicable date of the applicable Exercise Notice and ending on the date the Company makes the payment provided for in this sentence.

2.       ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(i)Adjustment Upon Issuance of Shares of Common Stock. If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale (or deemed issuance or sale) of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock issued or sold (or deemed to have been issued or sold) by the Company in connection with any Excluded Securities for a consideration per share (the "New Issuance Price") less than a price (the "Applicable Price") equal to the Market Price per share of the Common Stock immediately prior to such issuance or sale (or deemed issuance or sale) (the foregoing a "Dilutive Issuance"), then immediately upon such Dilutive Issuance, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such Dilutive Issuance shall be increased (but in no event decreased) to a number of Warrant Shares equal to the product obtained by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such Dilutive Issuance by a fraction (which shall in no event be less than one):

(i) the numerator of which shall be the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance; and

(ii) the denominator of which shall be the sum of (A) the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (B) the aggregate number of shares of Common Stock which the aggregate amount of consideration, if any, received by the Company upon such Dilutive Issuance would purchase at the Market Price per share of the Common Stock immediately prior to such Dilutive Issuance.

For purposes of determining the adjusted number of Warrant Shares under this Section 2(a), the following shall be applicable:

(a)Issuance of Options. If the Company in any manner grants or sells any Options after the Subscription Date, whether or not such Options or the right to convert or exchange any Convertible Securities issuable upon the exercise of such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon the exercise of such Options is less than the Applicable Price, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting or sale of such Options, at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 2(a)) of (w) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of all such Options, plus (x) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (y), in the case of such Options for the purchase of Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of all such Convertible Securities and the conversion or exchange of all such Convertible Securities, less (z) any consideration paid or payable by the Company with respect to such one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion exercise or exchange of any Convertible Security issuable upon exercise of such Option by (B) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options (without giving effect to any limitation on the exercise, conversion or exchange of such Options). Except as set forth in Section 2(a)(iii), no further adjustment of the number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(b)Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities after the Subscription Date, whether or not the right to convert or exchange any such Convertible Securities is immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities is less than the Applicable Price, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to have been issued as of the date of granting or sale of such Convertible Securities, at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 2(a)) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Convertible Securities, plus (y) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of all such Convertible Securities, less (z) any consideration paid or payable by the Company with respect to such one share of Common Stock upon the issuance or sale of such Convertible Security and upon conversion, exercise or exchange of such Convertible Security, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities (without giving effect to any limitation on the exercise, conversion or exchange of such Convertible Securities). Except as set forth in Section 2(a)(iii), no further adjustment of the number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the number of Warrant Shares shall be made by reason of such issue or sale.

(c) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the number of Warrant Shares, which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the terms of any Options or Convertible Securities that were outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Options or Convertible Securities and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(a) shall be made if such adjustment would result in a decrease in the number of Warrant Shares.

(d) Calculation of Consideration Received. In case any Common Stock, Options or Convertible Securities are issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction, the amount of consideration therefore shall be deemed to be the Fair Market Value of such Common Stock, Options or Convertible Securities, as applicable, attributable to such portion of the aggregate consideration received by the Company in such transaction. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration other than cash received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such publicly traded securities on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(e)Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(f) Expired or Terminated Options or Convertible Securities. Upon the expiration or termination of any unexercised Option (or portion thereof) or any unconverted or unexchanged Convertible Securities (or portion thereof) (including without limitation upon the redemption or purchase for consideration of all or any portion of such Options or Convertible Securities by the Company) for which any adjustment was made pursuant to this Section 2(a), the number of Warrant Shares then issuable upon exercise of this Warrant shall forthwith be changed pursuant to the provisions of this Section 2(a) to the number of Warrant Shares which would have been in effect at the time of such expiration or termination had such unexercised Option (or portion thereof) or unconverted or unexchanged Convertible Securities (or portion thereof), to the extent outstanding immediately prior to such expiration or termination, never been issued; provided, however, that any such decrease to the number of Warrant Shares shall not be greater than the number of Warrant Shares then remaining under this Warrant.

(ii)Adjustment Upon Subdivision or Combination of Shares of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(iii)Reset. If the Term Loan B remains outstanding on the second (2nd) anniversary of the Issuance Date (the "Reset Date") and the Designee has not elected to increase the interest rate in respect of the Term Loan B pursuant to Section 2.04 of the Financing Agreement, then, on the Reset Date the number of Warrant Shares issuable upon exercise of this Warrant shall increase by a number of Warrant Shares equal to the product obtained by multiplying (x) 3.0% of the shares of Common Stock Deemed Outstanding on the Reset Date, and (y) a fraction, the numerator of which is the amount of the Term Loan B that remains outstanding as of the Reset Date, and the denominator of which is the aggregate amount of the Term Loan B drawn under the Term Loan B Commitments (as defined in the Financing Agreement) (without giving effect to any repayments in respect thereof) as of the applicable date of determination.

(iv)Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares, as mutually determined by the Company's Board of Directors and the Required Holders, so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(d) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

3.RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder's right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution to be held similarly in abeyance) to the same extent as if there had been no such limitation).

4.       PURCHASE RIGHTS; PUT RIGHTS; FUNDAMENTAL TRANSACTIONS.

(i)Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time on or after the Subscription Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation).

(ii)Put Rights. Upon the occurrence of any of the following events (each, a "Put Triggering Event"), (i) a Fundamental Transaction other than one in which holders of Common Stock receive solely cash (a "Put Fundamental Transaction"), (ii) the Final Maturity Date (as defined in the Financing Agreement), (iii) a refinancing in full of all the Loans (as defined in the Financing Agreement) under the Financing Agreement, (iv) any Event of Default under Section 9.01(a), Section 9.01(f) or Section 9.01(g) of the Financing Agreement or (v) the acceleration of the Company's obligations under the Financing Facility, at the request of the Holder delivered before the ninetieth (90th) day after the occurrence or consummation of any Put Triggering Event, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five (5) Business Days after such request (or in case of a Put Fundamental Transaction, on the effective date of such Put Fundamental Transaction if such date is earlier than the date that is five (5) Business Days following the request of the Holder), cash by wire transfer of immediately available funds in an amount equal to the Fair Market Value of the remaining unexercised portion of this Warrant on the Trading Day immediately preceding the initial day of the applicable Put Triggering Event.

(iii)Fundamental Transaction. Upon: (i) the occurrence or consummation of a Fundamental Transaction in which holders of Common Stock receive solely cash or (ii) if the Holder indicates in writing it shall not exercise its put right pursuant to Section 4(b) in connection with a Put Fundamental Transaction, on the fifth (5th) Business Day after such notice, or, if the Holder does not notify the Company in writing prior to the ninetieth (90th) day after the occurrence or consummation of a Put Fundamental Transaction, on the ninetieth (90th) day after the occurrence or consummation of such Put Fundamental Transaction, the Company (or the Successor Entity) shall deliver to the Holder, in case of the foregoing clause (i), such cash, or, in case of the foregoing clause (ii), such cash and/or such other consideration, in each case, which the Holder would have been entitled to receive upon the happening of such applicable Fundamental Transaction had this Warrant been exercised immediately prior to such applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant) (provided, however, to the extent that the Holder's right to receive any such shares of publicly traded common stock (or their equivalent) of the Successor Entity would result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, if applicable, then the Holder shall not be entitled to receive such shares to such extent (and shall not be entitled to beneficial ownership of such shares of publicly traded common stock (or their equivalent) of the Successor Entity as a result of such consideration to such extent) and the portion of such shares shall be held in abeyance for the Holder until such time or times, as its right thereto would not result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be delivered such shares to the extent as if there had been no such limitation). For the avoidance of doubt, if a Fundamental Transaction does not result in holders of Common Stock receiving any consideration and the Holder does not elect to exercise its put right pursuant to Section 4(b), then, this Warrant shall remain outstanding and the Company and the Successor Entity or Successor Entities, jointly and severally, shall succeed to, and the Company shall cause any Successor Entity or Successor Entities to jointly and severally succeed to, and be added to the term "Company" under this Warrant (so that from and after the date of such Fundamental Transaction, each and every provision of this Warrant referring to the "Company" shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Company and the Successor Entity or Successor Entities, jointly and severally, may exercise every right and power of the Company prior thereto and shall assume all of the obligations of the Company prior thereto under this Warrant with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company in this Warrant and, at the election of the Holder, the Company and the Successor Entity or Successor Entities shall deliver to the Holder in exchange for this Warrant a security of the Successor Entity and/or Successor Entities evidenced by a written instrument substantially similar in form and substance to this Warrant and exercisable for a corresponding number of shares of capital stock of the Successor Entity and/or Successor Entities equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction.

5.NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all of the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the Lender Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Lender Warrants, the Required Reserve Amount.

6.       WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7.       REISSUANCE OF WARRANTS.

(i)Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Lender Warrants for fractional Warrant Shares shall be given.

Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8.       NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 6.3 of the Subscription Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder. It is expressly understood and agreed that the time of exercise specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

9.AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders. Any amendment or waiver by the Company and the Required Holders shall be binding on the Holder of this Warrant and all holders of the Lender Warrants.

10.       GOVERNING LAW; JURISDICTION; PROCESS AGENT; JURY TRIAL. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth in Section 6.3 of the Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. The Company hereby appoints CT Corporation (the "Process Agent"), with an office on the Subscription Date at 111 8th Avenue, 13th Floor, New York, New York 10011, as its agent to receive on its behalf service of the summons and complaint and any other process which may be served in any action or proceeding described above.  Such service may be made by mailing or delivering a copy of such process to the Company, in care of the Process Agent at the address specified above for the Process Agent, and the Company hereby authorizes and directs the Process Agent to accept such service on its behalf. The Company covenants and agrees that, for so long as it shall be bound under this Warrant or any other Transaction Document, it shall maintain a duly appointed agent for the service of summons and other legal process in New York, New York, United States of America, for the purposes of any legal action, suit or proceeding brought by any party in respect of this Warrant or such other Transaction Document and shall keep the Holder advised of the identity and location of such agent.  If for any reason there is no authorized agent for service of process in New York, the Company irrevocably consents to the service of process out of the said courts by mailing copies thereof by registered United States air mail postage prepaid to it at its address specified in Section 6.3 of the Subscription Agreement.  Nothing in this Section 10 shall affect the right of the Holder to (i) commence legal proceedings or otherwise sue the Company in the country in which it is domiciled or in any other court having jurisdiction over the Company or (ii) serve process upon the Company in any manner authorized by the laws of any such jurisdiction. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11.       CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and all of the Subscribers and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

12.       DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price, the arithmetic calculation of the Warrant Shares or the Fair Market Value of the Warrant, the Company shall submit the disputed determinations or arithmetic calculations via facsimile or electronic mail within three (3) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price, the Warrant Shares or the Fair Market Value of the Warrant within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile or electronic mail (a) the disputed determination of the Exercise Price or the Fair Market Value of the Warrant, as the case may be, to an independent, reputable investment bank selected by the Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed or (b) the disputed arithmetic calculation of the Warrant Shares to an independent, outside accountant, selected by the Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13.       REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

14. TRANSFER. This Warrant and the Warrant Shares may be offered for sale, sold, transferred, pledged or assigned without the consent of the Company, except as may otherwise be required by Section 3.2(h) of the Subscription Agreement. Notwithstanding foregoing, this Warrant shall not be permitted to be offered for sale, sold, transferred, pledged or assigned to a Competitor (as defined in the Financing Agreement) without the prior written consent of the Company; provided, that no such consent shall be required if as of the applicable date of determination there shall have occurred and be continuing any Event of Default under Section 9.01(a), Section 9.01(c) (solely as a result of any breach of any financial covenant set forth in Section 7.03), Section 9.01(f) or Section 9.01(g) of the Financing Agreement.

15. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

16.DISCLOSURE. At any time after the Holder or an of its Affiliates ceases to be a Lender under the Financing Agreement, upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

17.       CURRENCY; JUDGMENT CURRENCY; PAYMENTS.

(i)Currency. All amounts set forth in this Warrant that refer to dollars or $ shall refer to U.S. dollars. All amounts denominated in other currencies shall be converted in the U.S. dollar equivalent amount in accordance with the Exchange Rate on the date of calculation.

(ii)Judgment Currency.

18.(i) If for purposes of obtaining or enforcing judgment against the Company in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency, a "Judgment Currency") an amount due in U.S. Dollars under this Warrant, the conversion shall be made at the Exchange Rate prevailing on the Business Day immediately preceding:

(1)       the date of actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(2)       the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 17(c) being hereinafter referred to as the "Judgment Conversion Date").

19.(ii) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 17(c)(i)(2) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the applicable judgment order at the Exchange Rate prevailing on the Judgment Conversion Date.

20.(iii) Any amount due from the Company under this section shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Warrant.

(i)Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Warrant, such payment shall be made in lawful money of the United States via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions; provided that the Holder may elect to receive a payment of cash by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Buyers, shall initially be as set forth on the Schedule of Subscribers attached to the Subscription Agreement). Whenever any amount expressed to be due by the terms of this Warrant is due on any day which is not a Trading Day, the same shall instead be due on the next succeeding day which is a Trading Day.

21.CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(i)"Affiliate" shall have the meaning ascribed to such term in Rule 405 of the Securities Act.

(ii)"Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

(iii)"Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Common Stock would or could be aggregated with the Holder's and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

"Bloomberg" means Bloomberg Financial Markets.

"Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

"Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

"Common Stock" means (i) the Company's shares of Common Stock, par value $0.01 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification, reorganization or recapitalization of such Common Stock.

"Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 2(a)(i) and 2(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding (i) any shares of Common Stock owned or held by or for the account of the Company or issuable upon exercise of the Lender Warrants, (ii) any shares of Common Stock issued or issuable in connection with any Approved Stock Plan and (iii) any shares of Common Stock issued or issuable to the extent all the proceeds of the issuance or deemed issuance of such Common Stock, net solely of any reasonable underwriting and legal fees and expenses directly related to such issuance or deemed issuance (such fees and expenses, the "Direct Costs"), is used to pay down or pay off the Term Loan B; provided, that if the Company raises proceeds in an issuance or deemed issuance that exceed the amounts outstanding under the Term Loan B (such excess proceeds, the "Excess Proceeds"), such Common Stock issued or deemed issued shall only be considered "Excluded Securities" hereunder if the applicable Direct Costs shall first be deducted from such Excess Proceeds.

"Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock, including, without limitation, restricted stock units.

"Designee" means TCW Asset Management Company LLC.

"Eligible Market" means the Principal Market, the NYSE American, The Nasdaq Global Select Market, The Nasdaq Capital Market or The New York Stock Exchange, Inc.

"Event of Default" shall have the meaning ascribed to such term in the Financing Agreement.

"Exchange Rate" means, in relation to any amount of currency to be converted into U.S. dollars pursuant to this Warrant, the U.S. dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

"Excluded Securities" means any Common Stock issued or issuable: (i) in connection with any Approved Stock Plan, (ii) upon the exercise of the Lender Warrants; provided, that the Lender Warrants are not amended, modified or changed on or after the Subscription Date, provided, further, that any Common Stock issued or issuable upon exercise of any Lender Warrants amended, modified or changed on or after the Subscription Date may nevertheless be deemed "Excluded Securities" with respect to this Warrant (but not with respect to the other Lender Warrants) with the prior written consent of the Holder, (iii) upon exercise of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date; provided, that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date; provided, further, that any Common Stock issued or issuable upon exercise of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date, but which are amended, modified or changed on or after the Subscription Date may nevertheless be deemed "Excluded Securities" with respect to this Warrant (but not with respect to the other Lender Warrants) with the prior written consent of the Holder (iv) to the extent all the proceeds of the issuance or deemed issuance of such Common Stock, net solely of any Direct Costs directly related to such issuance or deemed issuance, is used to pay down or pay off the Term Loan B; provided, that if the Company raises proceeds in an issuance or deemed issuance Excess Proceeds, such Common Stock issued or deemed issued shall only be considered "Excluded Securities" hereunder if the applicable Direct Costs shall first be deducted from such Excess Proceeds.

"Expiration Date" means the date eighty-four (84) months after the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "Holiday"), the next day that is not a Holiday.

"Fair Market Value" of a security shall be the fair market value of such security as determined jointly by the Company and the Holder; provided, that if the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12.

(iv)"Financing Agreement" means that certain Financing Agreement of even date herewith by and among the Company, certain other loan parties thereto, the lenders from time to time party thereto, the Designee, as administrative agent for lenders thereunder, and as the collateral agent for the lenders thereunder, as amended, amended and restated, supplemented or otherwise modified from time to time.

(v)"Fundamental Transaction" means (A) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (B) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the Subscription Date calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company, or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(vi)"Group" means a "group" as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(vii)"Market Price" means the arithmetic average of the Weighted Average Prices of the Common Stock during the ten (10) Trading Days immediately prior to the applicable date of determination.

"Options" means any rights, warrants or options to subscribe for or purchase (i) shares of Common Stock or (ii) Convertible Securities.

(viii)"Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person, including such entity whose common capital or equivalent equity security is quoted or listed on an Eligible Market (or, if so elected by the Required Holders, any other market, exchange or quotation system), or, if there is more than one such Person or such entity, the Person or such entity designated by the Required Holders or in the absence of such designation, such Person or entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

"Principal Market" means The Nasdaq Global Market.

"Registration Rights Agreement" means that certain Registration Rights Agreement dated as of the Subscription Date by and among the Company and the Subscriber.

"Required Holders" means the holders of the Lender Warrants representing at least a majority of the shares of Common Stock underlying the Lender Warrants then outstanding and shall include the Designee as long as the Designee or any of its Affiliates holds any Lender Warrants.

(ix)"Securities Act" means the Securities Act of 1933, as amended.

"Standard Settlement Period" means the standard settlement period, expressed in a number of Trading Days, on the principal securities exchange or securities market on which the Common Stock is then traded as in effect on the date of delivery of the applicable Exercise Notice.

(x)"Subject Entity" means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(xi)"Subsidiary" has the meaning ascribed to such term in the Financing Agreement.

(xii)"Successor Entity" means one or more Person or Persons (or, if so elected by the Required Holders, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction, or one or more Person or Persons (or, if so elected by the Required Holders, the Company or the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(xiii)"Term Loan B" has the meaning ascribed to such term in the Financing Agreement.

(xiv)"Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock on such day, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

"Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest Closing Bid Price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12 with the term "Weighted Average Price" being substituted for the term "Exercise Price." All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

SMTC CORPORATION

By:___________________________

Name:

Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

SMTC CORPORATION

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("Warrant Shares") of SMTC Corporation., a Delaware corporation (the "Company"), evidenced by the attached Warrant to Purchase Common Stock (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________ a "Cash Exercise" with respect to _________________ Warrant Shares; and/or

____________ a "Cashless Exercise" with respect to _______________ Warrant Shares, resulting in a delivery obligation of the Company to the Holder of __________ shares of Common Stock representing the applicable Net Number.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______

____________________________

Name of Registered Holder

By: ___________________________

Name:

Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs Computershare Inc. to issue the above indicated number of shares of Common Stock in accordance with the terms of the Warrant.

SMTC CORPORATION

By:________________________________

Name:

Title:

2

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of __________, 2018, by and among SMTC Corporation, a Delaware corporation, with headquarters located at _________________________ (the "Company"), and the investors listed on the Schedule of Subscribers attached hereto (each, a "Subscriber" and collectively, the "Subscribers").

WHEREAS:

A.       In connection with the Subscription Agreement by and among the parties hereto of even date herewith (the "Subscription Agreement") and the Financing Agreement (as hereinafter defined), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue to each Subscriber warrants (the "Warrants") which will be exercisable to purchase shares of the Company's common stock, par value $0.01 per share (the "Common Stock") (as exercised, collectively, the "Warrant Shares") in accordance with the terms of the Warrants.

B.       In accordance with the terms of the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Subscribers hereby agree as follows:

1.       Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a)       "Additional Effective Date" means the date an Additional Registration Statement is declared effective by the SEC.

(b)       "Additional Effectiveness Deadline" means the date which is the earlier of (x) the ninetieth (90th) calendar day after the earlier of the Additional Filing Date and the Additional Filing Deadline and (y) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Additional Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Additional Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

(c)       "Additional Filing Date" means the date on which an Additional Registration Statement is filed with the SEC.

(d)       "Additional Filing Deadline" means if Cutback Shares are required to be included in any Additional Registration Statement, the later of (i) the date sixty (60) days after the date substantially all of the Registrable Securities registered under the immediately preceding Registration Statement are sold and (ii) the date six (6) months from the Initial Effective Date, the Replacement Effective Date, the Subsequent Effective Date or the most recent Additional Effective Date, as applicable.

(e)       "Additional Registrable Securities" means, (i) any Cutback Shares not previously included on a Registration Statement and (ii) any capital stock of the Company issued or issuable with respect to the Warrants, the Warrant Shares, or the Cutback Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on the exercise of the Warrants.

(f)       "Additional Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of any Additional Registrable Securities.

(g)       "Additional Required Registration Amount" means any Cutback Shares not previously included on a Registration Statement, all subject to adjustment as provided in Section 2(h), without regard to any limitations on the exercise of the Warrants.

(h)       "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(i)       "Closing Date" shall have the meaning set forth in the Subscription Agreement.

(j)       "Cutback Shares" means any of the Initial Required Registration Amount, the Replacement Required Registration Amount, the Subsequent Required Registration Amount or the Additional Required Registration Amount of Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415. For the purpose of determining the Cutback Shares, in order to determine any applicable Required Registration Amount, unless an Investor gives written notice to the Company to the contrary with respect to the allocation of its Cutback Shares, first, the Other Shares (as defined in Section 2(j)) shall be excluded on a pro rata basis among the holders of such Other Shares until all of the Other Shares have been excluded, second, the Company Shares (as defined in Section 2(j)) shall be excluded until all of the Company Shares have been excluded, and third, the Warrant Shares shall be excluded on a pro rata basis among the Investors until all of the Warrant Shares have been excluded.

(k)       "Designee" means TCW Asset Management Company LLC.

(l)       "effective" and "effectiveness" refer to a Registration Statement that has been declared effective by the SEC and is available for the resale of the Registrable Securities required to be covered thereby.

(m)       "Effective Date" means the Initial Effective Date, the Replacement Effective Date, the Subsequent Effective Date and the Additional Effective Date, as applicable.

(n)       "Effectiveness Deadline" means the Initial Effectiveness Deadline, the Replacement Effectiveness Deadline, the Subsequent Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.

(o)       "Eligible Market" means the Principal Market, The New York Stock Exchange, Inc., The Nasdaq Global Select Market, The Nasdaq Capital Market or the NYSE American.

(p)       "Filing Deadline" means the Initial Filing Deadline, the Replacement Filing Deadline, the Subsequent Filing Deadline and the Additional Filing Deadline, as applicable.

(q)       "Financing Agreement" means that certain Financing Agreement of even date herewith by and among the Company, certain other loan parties thereto, the lenders from time to time party thereto, TCW Asset Management Company LLC, as administrative agent for lenders thereunder, and as collateral agent for the lenders thereunder, as amended, amended and restated, supplemented or otherwise modified from time to time.

(r)       "Initial Effective Date" means the date that the Initial Registration Statement has been declared effective by the SEC.

(s)       "Initial Effectiveness Deadline" means the date which is the earlier of (x) the ninetieth (90th) calendar day after the earlier of the Initial Filing Date and the Initial Filing Deadline and (y) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Initial Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Initial Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Initial Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

(t)       "Initial Filing Date" means the date on which the Initial Registration Statement is filed with the SEC.

(u)       "Initial Filing Deadline" means the date which is sixty (60) calendar days after the Closing Date.

(v)       "Initial Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of the Initial/Replacement Registrable Securities.

(w)       "Initial/Replacement Registrable Securities" means (i) the Warrant Shares issued or issuable upon exercise of the Warrants and (ii) any capital stock of the Company issued or issuable with respect to the Warrant Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, in each case without regard to any limitations on the exercise of the Warrants.

(x)       "Initial Required Registration Amount" means 125% the maximum number of Warrant Shares issued and issuable pursuant to the Warrants, calculated as of the Trading Day immediately preceding the applicable date of determination and all subject to adjustment as provided in Section 2(h), without regard to any limitations on the exercise of the Warrants.

(y)       "Investor" means a Subscriber or any transferee or assignee thereof to whom a Subscriber assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(z)       "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(aa) "Principal Market" means The Nasdaq Global Market.

(bb) "register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(cc) "Registrable Securities" means the Initial/Replacement Registrable Securities, the Subsequent Registrable Securities and the Additional Registrable Securities.

(dd) "Registration Statement" means the Initial Registration Statement, the Replacement Registration Statement, the Subsequent Registration Statement and the Additional Registration Statement, as applicable.

(ee) "Replacement Effective Date" means the date that the Replacement Registration Statement has been declared effective by the SEC.

(ff) "Replacement Effectiveness Deadline" means the date which is the earlier of (x) the ninetieth (90th) calendar days after the earlier of the Replacement Filing Date and the Replacement Filing Deadline and (y) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Replacement Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Replacement Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Replacement Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

(gg) "Replacement Filing Date" means the date on which the Replacement Registration Statement is filed with the SEC.

(hh) "Replacement Filing Deadline" means the date which is sixty (60) calendar days after earlier of the Authorized Capital Increase Approval Date (as defined in the Subscription Agreement) and the Authorized Capital Increase Stockholder Meeting Deadline (as defined in the Subscription Agreement).

(ii)       "Replacement Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of the Initial/Replacement Registrable Securities.

(jj) "Replacement Required Registration Amount" means 150% the maximum number of Warrant Shares issued and issuable pursuant to the Warrants, calculated as of the Trading Day immediately preceding the applicable date of determination and all subject to adjustment as provided in Section 2(h), without regard to any limitations on the exercise of the Warrants.

(kk) "Required Holders" means the holders of at least a majority of the Registrable Securities and shall include the Designee so long as the Designee or any of its Affiliates holds any Registrable Securities.

(ll) "Required Registration Amount" means either the Initial Required Registration Amount, the Replacement Required Registration Amount, the Subsequent Required Registration Amount or the Additional Required Registration Amount(s), as applicable.

(mm) "Rule 415" means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

(nn) "SEC" means the United States Securities and Exchange Commission.

(oo)       "Subsequent Effective Date" means the date that the Subsequent Registration Statement has been declared effective by the SEC.

(pp) "Subsequent Effectiveness Deadline" means the date which is the earlier of (x) the ninetieth (90th) calendar day after the earlier of the Subsequent Filing Date and the Subsequent Filing Deadline and (y) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Subsequent Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Subsequent Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Subsequent Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

(qq) "Subsequent Filing Date" means the date on which the Subsequent Registration Statement is filed with the SEC.

(rr) "Subsequent Filing Deadline" means the date which is sixty (60) calendar days immediately following the second (2nd) anniversary of the Closing Date.

(ss) "Subsequent Registrable Securities" means (i) the Warrant Shares issued or issuable upon exercise of the Warrants to the extent such Warrant Shares were not included in the Initial Registration Statement or, after the Replacement Registration Statement is filed with the SEC, in the Replacement Registration Statement, in each case, previously declared effective hereunder, including, without limitation the additional Warrant Shares that become issuable upon exercise of the Warrant pursuant to Section 2(d) thereof and (ii) any capital stock of the Company issued or issuable with respect to the Warrant Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, in each case, without regard to any limitations on the exercise of the Warrants.

(tt) "Subsequent Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of the Subsequent Registrable Securities.

(uu) "Subsequent Required Registration Amount" means 150% of the additional Warrant Shares that become issuable upon exercise of the Warrants pursuant to Section 2(d) of the Warrants, calculated as of the Trading Day immediately preceding the applicable date of determination and all subject to adjustment as provided in Section 2(h), without regard to any limitations on the exercise of the Warrants.

(vv) "Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock on such day, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

2.       Registration.

(a)       Initial Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than the Initial Filing Deadline, file with the SEC the Initial Registration Statement on Form S-3 covering the resale of all of the Initial/Replacement Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(g). The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(h). The Initial Registration Statement shall contain (except if otherwise directed by the Required Holders) the "Plan of Distribution" and "Selling Stockholders" sections in substantially the form attached hereto as Exhibit B. The Company shall use its reasonable best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the Initial Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Initial Registration Statement.

(b)       Replacement Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than the Replacement Filing Deadline, file with the SEC the Replacement Registration Statement on Form S-3 covering the resale of all of the Initial/Replacement Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(g). The Replacement Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Replacement Required Registration Amount determined as of the date the Replacement Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(h). The Replacement Registration Statement shall contain (except if otherwise directed by the Required Holders) the "Plan of Distribution" and "Selling Stockholders" sections in substantially the form attached hereto as Exhibit B. The Company shall use its reasonable best efforts to have the Replacement Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Replacement Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the Replacement Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Replacement Registration Statement. The Company shall maintain the effectiveness of the Initial Registration Statement then in effect until such time as the Replacement Registration Statement covering the resale of the Replacement Required Registration Amount of Initial/Replacement Registrable Securities has been declared effective by the SEC. The Company may withdraw the Initial Registration Statement covering the resale of the Initial Required Registration Amount of Initial/Replacement Registrable Securities as soon as the Replacement Required Registration Amount of Initial/Replacement Registrable Securities has been declared effective by the SEC.

(c)       Subsequent Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than the Subsequent Filing Deadline, file with the SEC the Subsequent Registration Statement on Form S-3 covering the resale of all of the Subsequent Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(g). The Subsequent Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Subsequent Required Registration Amount determined as of the date the Subsequent Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(h). The Subsequent Registration Statement shall contain (except if otherwise directed by the Required Holders) the "Plan of Distribution" and "Selling Stockholders" sections in substantially the form attached hereto as Exhibit B. The Company shall use its reasonable best efforts to have the Subsequent Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Subsequent Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the Subsequent Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Subsequent Registration Statement.

(d)       Additional Mandatory Registrations. The Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-3 covering the resale of all of the Additional Registrable Securities not previously registered on an Additional Registration Statement hereunder. To the extent the staff of the SEC does not permit the Additional Required Registration Amount to be registered on an Additional Registration Statement, the Company shall file Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until the Additional Required Registration Amount has been registered with the SEC. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(g). Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the Additional Required Registration Amount determined as of the date such Additional Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(h). Each Additional Registration Statement shall contain (except if otherwise directed by the Required Holders) the "Plan of Distribution" and "Selling Stockholders" sections in substantially the form attached hereto as Exhibit B. The Company shall use its reasonable best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement.

(e)       Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase or decrease thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.

(f)       Legal Counsel. Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 ("Legal Counsel"), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

(g)       Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(h)       Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a), Section 2(b), Section 2(c) or Section 2(d) is insufficient to cover the Required Registration Amount of Registrable Securities required to be covered by such Registration Statement or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(e), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the exercise of the Warrants and such calculation shall assume that the Warrants are then exercisable in full into shares of Common Stock.

(i)       Registration Statement Limitations. Notwithstanding the foregoing, the Company shall not be required to effect a Registration Statement with respect to securities that are not Registrable Securities.

(j)       Integrated Offerings. The Company may include in a Registration Statement shares of Common Stock for sale for its own account (such shares, the "Company Shares") or for the account of other security holders of the Company (such shares, the "Other Shares"). Subject to Section 2(j), if such Registration Statement is in respect of an underwritten offering and the managing underwriters of the requested Registration advise the Company and the Investors that in their reasonable opinion the number of shares of Common Stock proposed to be included in such Registration Statement exceeds the number of shares of Common Stock that can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the offering price per share), the Company will include in such Registration Statement only such number of shares of Common Stock that in the reasonable opinion of the managing underwriters can be sold without materially delaying or jeopardizing the success of the offering (including the offering price per share), which shares of Common Stock will be so included in the following order of priority: (i) first, the Registrable Securities of all Investors, on a pro rata basis among all the Investors; (ii) second, the Company Shares and (ii) third, any Other Shares on a pro rata basis among all the holders of such Other Shares.

(k)       Underwriters. If, at the written request of the Required Holders or with the prior written consent of the Required Holders, any of the Registrable Securities covered by a Registration are to be sold in an underwritten offering, the Company shall select the managing underwriter or underwriters, which shall be reasonably acceptable to the Required Holders.

3.       Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(b), 2(c), 2(d), 2(g) or 2(h), the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)       The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its reasonable best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the "Registration Period"). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term "reasonable best efforts" shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective.

(b)       The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q, Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)       The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

(d)       The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(e)       The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f)       The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event but in any event on the same Trading Day as such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or email on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. By 9:30 a.m. New York City time on the date following the date any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(g)       The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)       If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter or an Investor believes that it could reasonably be deemed to be an underwriter of Registrable Securities, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

(i)       If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter or an Investor believes that it could reasonably be deemed to be an underwriter of Registrable Securities, the Company shall make available for inspection by (i) such Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "Inspectors"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j)       The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k)       The Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of the Registrable Securities on the Principal Market or (iii) if, despite the Company's reasonable best efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on another Eligible Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its reasonable best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority, Inc. ("FINRA") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

(l)       The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(m)       If requested by an Investor, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(n)       The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(o)       The Company shall make generally available to its security holders (including by way of filing its Annual Report on Form 10-K or Quarterly Report on Form 10-Q as permitted pursuant to Rule 158 under the 1933 Act) as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the applicable Effective Date of a Registration Statement.

(p)       The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(q)       Within two (2) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(r)       Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "Grace Period"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed five (5) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of twenty (20) days and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Subscription Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

(s)       Neither the Company nor any Subsidiary or affiliate thereof shall identify any Investor as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market and any Subscriber being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Subscription Agreement); provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the "Plan of Distribution" section attached hereto as Exhibit B in the Registration Statement.

(t)       Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Subscribers in this Agreement or otherwise conflicts with the provisions hereof.

4.       Obligations of the Investors.

(a)       At least five (5) Business Days prior to the first anticipated Filing Date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)       Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

(c)       Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of copies of the supplemented or amended prospectus as contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Subscription Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

(d)       Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.       Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with the registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall, without the prior written consent of the Company, be limited to: (x) $10,000 for each such registration on Form S-1, and each related filing or qualification and (y) $7,500 for each such registration on Form S-3, and each related filing or qualification.

6.       Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)       To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). For the avoidance of doubt, the Violations set forth in this Section 6(a) are intended to apply, and shall apply, to direct claims asserted by any Subscriber against the Company as well as any third party claims asserted by an Indemnified Person (other than a Subscriber) against the Company. Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(b)       In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor shall reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(c)       Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party, as the case may be, and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The provisions of this Section 6(c) shall not apply to direct claims between the Company and a Subscriber.

(d)       The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)       The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.       Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.       Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

(a)       make and keep public information available, as those terms are understood and defined in Rule 144;

(b)       file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)       furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.       Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Subscription Agreement.

10.       Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

11.       Miscellaneous.

(a)       A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b)       Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon delivery, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice) or (iv) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Company:

Telephone:

Attention:

Email:

With a copy (for informational purposes only) to:

Telephone:

Facsimile:

Attention:

Email:

If to the Transfer Agent:

Telephone:

Attention:
Email:

If to Legal Counsel:

Telephone:

Facsimile:

Attention:

Email:

If to a Subscriber, to its address, facsimile number and/or email address set forth on the Schedule of Subscribers attached hereto, with copies to such Subscriber's representatives as set forth on the Schedule of Subscribers, or such other address as may be designated in writing hereafter, in the same manner, by such Person by two (2) Business Days' prior notice to the other party in accordance with this Section 11(b). Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine or email transmission containing the time, date, recipient facsimile number or e-mail address and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c)       Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)       All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby appoints CT Corporation (the "Process Agent"), with an office on the date hereof at 111 8th Avenue, 13th Floor, New York, New York 10011, as its agent to receive on its behalf service of the summons and complaint and any other process which may be served in any action or proceeding described above.  Such service may be made by mailing or delivering a copy of such process to the Company, in care of the Process Agent at the address specified above for the Process Agent, and the Company hereby authorizes and directs the Process Agent to accept such service on its behalf. The Company covenants and agrees that, for so long as it shall be bound under this Agreement or any other Transaction Document, it shall maintain a duly appointed agent for the service of summons and other legal process in New York, New York, United States of America, for the purposes of any legal action, suit or proceeding brought by any party in respect of this Agreement or such other Transaction Document and shall keep the Subscribers advised of the identity and location of such agent.  If for any reason there is no authorized agent for service of process in New York, the Company irrevocably consents to the service of process out of the said courts by mailing copies thereof by registered United States air mail postage prepaid to it at its address specified in Section 6.3.  Nothing in this Section 6.7 shall affect the right of any Investor to (i) commence legal proceedings or otherwise sue the Company in the country in which it is domiciled or in any other court having jurisdiction over the Company or (ii) serve process upon the Company in any manner authorized by the laws of any such jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)       If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f)       This Agreement, the other Transaction Documents (as defined in the Subscription Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(g)       Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(h)       The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)       This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(j)       Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)       All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if all of the outstanding Warrants then held by the Investors have been exercised for Registrable Securities without regard to any limitations on exercise of the Warrants.

(l)       The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(m)       This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(n)       The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

[Signature Page Follows]

IN WITNESS WHEREOF, each Subscriber and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:
SMTC CORPORATION By: ___________________________ Name: Title:

IN WITNESS WHEREOF, each Subscriber and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

SUBSCRIBERS:
[TCW] By: _______________________ Name: Title:

IN WITNESS WHEREOF, each Subscriber and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

SUBSCRIBERS:
[OTHER SUBSCRIBERS] By: ___________________________ Name: Title:

SCHEDULE OF SUBSCRIBERS

Subscriber	Subscriber Address and Facsimile Number	Subscriber's Representative's Address and Facsimile Number

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Telephone:

Attention:
Email:

Re: SMTC Corporation

Ladies and Gentlemen:

[We are][I am] counsel to SMTC Corporation, a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Subscription Agreement, dated as of __________, 2018 (the "Subscription Agreement"), entered into by and among the Company and the Subscribers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders warrants (the "Warrants") exercisable for shares of the Company's common stock, par value $0.01 per share ("Common Stock"). Pursuant to the Subscription Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon exercise of the Warrants under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 201_, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC's staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders.

Very truly yours,

[ISSUER'S COUNSEL]

A-1

By:_____________________

CC: [LIST NAMES OF HOLDERS]

A-2

EXHIBIT B

SELLING STOCKHOLDERS

The shares of common stock being offered by the selling stockholders are those issuable to the selling stockholders upon exercise of the warrants. For additional information regarding the issuance of those warrants, see "Private Placement of Warrants" above. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the warrants issued pursuant to the Subscription Agreement and [DESCRIBE LENDER AND OTHER RELATIONSHIPS], the selling stockholders have not had any material relationship with us within the past three years.

The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by each selling stockholder, based on its ownership of the warrants, as of ________, 201_, assuming exercise of all warrants held by the selling stockholders on that date, without regard to any limitations on exercise.

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders.

In accordance with the terms of a registration rights agreement with the selling stockholders, this prospectus generally covers the resale of at least [125] [150]% of the maximum number of shares of common stock issued and issuable upon exercise of the warrants as of the Trading Day immediately preceding the date the registration statement is initially filed with the SEC. Because the number of shares of common stock issuable upon exercise of the warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

Under the terms of the warrants, a selling stockholder may not exercise the warrants to the extent such exercise would cause such selling stockholder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed 4.99% of our then outstanding shares of common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of the warrants which have not been exercised. The number of shares in the second column does not reflect this limitation. The selling stockholders may sell all, some or none of their shares in this offering. See "Plan of Distribution."

Name of Selling Stockholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering
[TCW] (1)			0
[Other Subscribers]

(1)

2

PLAN OF DISTRIBUTION

We are registering the shares of common stock issuable upon exercise of the warrants to permit the resale of these shares of common stock by the holders of the warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent's commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	sales pursuant to Rule 144;

3

•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the warrants or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

4

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

5

EXHIBIT C

Officer's Certificate

EXHIBIT D

Opinion